

=AZ STATE LEASES-EXPLORATION PERMITS
LAND OWNERSHIP LEGEND
Private Lands
State Lands
State Wildlife Area
City, State, County Parks
County Lands
Indian Lands or Reservations
Bureau of Land Management (BLM)
National Forest Lands (USFS)
National Park Service (NPS)
USFW Service, National Wildlife Refuges
BLM Wilderness Area
Forest Service Wilderness Area
NPS Wilderness Area
USFW Service Wilderness Area
BLM National Monument
National Conservation Area
Military Reservations/Corps Engineers
Bureau of Reclamation (BO
=BLM CLAIMS
[redacted]
= PERMITTED MILLSITE
Mile
0
0.5
1
2
3
4
N
W
E
S
Liberty Mine
Silver Hill
Rancho Seco Rd
Black Princess Mine
New Colorado Mine
Water Tank
Seco
Las Guijas Rd
Wash
Mitchell Well (Dry)
Colorado Clark Mine
ARIVACA
Cerro

Surface Management Responsibility - Custom 1:24,000 Scale

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: BSB
DEPUTY RECORDER
0556 PE1
W
GLENN E MARTIN
11924 CENTAURUS PL
TUCSON AZ 85737

PAGE: 526
NO. OF PAGES: 2
SEQUENCE: 20052090112
10/27/2005
LOCATN 10:57
MAIL
AMOUNT PAID $ 10.00

THE SEAL OF PIMA COUNTY ARIZONA

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the WT 1 lode mining claim has been located by ROGER SEABRE, whose address is PO Box 4966 HC AZ 85616. The general course of this claim is East To west and it is situated in the Waterman Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted -0- feet in a easterly direction to the East end line and 1500 feet in a westerly direction to the West end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 22, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

NW 1/4; Sec 22, T20S, R10E Pima Co.

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

NE Corner WT 1 is 3000 Ft west of N-S Secline of 22/23 and 900 Ft S of E-W Sec line 15/22 Projected

DATED AND POSTED on the ground this 28 day of October, 2005

126668 00526

LOCATOR:

Roger Seabre

A claim map must be recorded. See page 77.

CLAIM MAP

Lode (X)
Placer ( )



Prospect
Water Tank

N

Scale: 1" = 2000'

1. The above map depicts the WT 1 Thru 6 mining claims which is located in Section(s) 22, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"x4's, 4"x4"x4', 1¼" PVC pipe x4', 1½" PVC pipe x4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

12668 00527

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: BSB
DEPUTY RECORDER
0556 PE1
W
GLENN E MARTIN
11924 CENTAURUS PL
TUCSON AZ 85737

PAGE: 524
NO. OF PAGES: 2
SEQUENCE: 20052090111
10/27/2005
LOCATN 10:57

MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the WT2 lode mining claim has been located by ROGER SEABRE, whose address is PO Box 4966 HC AZ 85616.

The general course of this claim is EAST TO WEST and it is situated in the Waterman Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted -0- feet in a easterly direction to the east end line and 1500 feet in a westerly direction to the west end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 22, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

NW 1/4 Section 22, T20S, R10E Pima Co.

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

NE Corner WT2 is 3000 FT west of N-S Sec line 22/23 and 1500 FT south of E-W Sec line 15/22 Projected

DATED AND POSTED on the ground this 20 day of October, 2005.

LOCATOR:

Roger Seabre

A claim map must be recorded. See page 77.

12668 0524

CLAIM MAP

Lode (X)
Placer ( )



Prospect
Water Tank
N

Scale: 1" = 2000'

1. The above map depicts the WT1 Thru 6 mining claims which is located in Section(s) 32, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"x4's, 4"x4"x4', 1 1/4" PVC pipe x4', 1 1/2" PVC pipe x4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: BSB
DEPUTY RECORDER
0556 PE1

W
GLENN E MARTIN
11924 CENTAURUS PL
TUCSON AZ 85737

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 12688
PAGE: 522
NO. OF PAGES: 2
SEQUENCE: 20052090110
10/27/2005
LOCATN 10:57

MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the WT 3 lode mining claim has been located by ROGER SEABRE, whose address is PO Box 4966 HC Az 85616. The general course of this claim is east To west and it is situated in the Waterman Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted -0- feet in a easterly direction to the east end line and 1500 feet in a westerly direction to the west end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 22, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s): NW 1/4 and SW 1/4 Section 22, ~~[illegible]~~ T 20S R10E, Pima Co. G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows: NE Corner WT 3 is 3000 FT West of N-S Sec. line of Sec 22/23 and 2100 FT South of E-W Sec. line of 15/22 Projected

DATED AND POSTED on the ground this 26 day of October 2005

LOCATOR:

Roger Seabre

A claim map must be recorded.

12688 00522

CLAIM MAP

Lode (X)
Placer ( )


Water Tank

N

Scale: 1" = 2000'

1. The above map depicts the WT1 thru 6 mining claims which is located in Section(s) 22, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"x4's, 4"x4"x4', 1¼" PVC pipe x4', 1½" PVC pipe x4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

12688 00523

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: BSB
DEPUTY RECORDER
0556 PE1
W
GLENN E MARTIN
11924 CENTAURUS PL
TUCSON AZ 85737

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 12668
PAGE: 520
NO. OF PAGES: 2
SEQUENCE: 20052090109
10/27/2005
LOCATN 10:57

MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the WT 4 lode mining claim has been located by ROGER SEABRE, whose address is PO Box 4966 HC Az 85616.

The general course of this claim is east To west and it is situated in the waterman Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted -0- feet in a easterly direction to the east end line and 1500 feet in a westerly direction to the west end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 22, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

NE 1/4 and SE 1/4, Sec 22, T20S, R 10E

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

N.E Corner WT 4 is 1500 FT west of N-S Sec. line of Sec. 22/23 and 900 FT South of E-W Sec. Line of sec 15/22 Projected

DATED AND POSTED on the ground this 26 day of October 2005

LOCATOR:

Roger Seabre

A claim map must be recorded.

12668 0520

CLAIM MAP

Lode (X)
Placer ( )



Water Tank

N

Scale: 1" = 2000'

1. The above map depicts the WT1 Thru 6 mining claims, which is located in Section(s) 32, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"x4's, 4"x4"x4', 1 1/4" PVC pipe x4', 1 1/2" PVC pipe x4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: BSB
DEPUTY RECORDER
0556 PE1
W
GLENN E MARTIN
11924 CENTAURUS PL
TUCSON AZ 85737

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 12668
PAGE: 518
NO. OF PAGES: 2
SEQUENCE: 20052090108
10/27/2005
LOCATN 10:57
MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the WT 5 lode mining claim has been located by ROGER SEABRE, whose address is PO Box 4966 HC Az 85616. The general course of this claim is east To west and it is situated in the Welden man Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted -0- feet in a easterly direction to the east end line and 1500 feet in a westerly direction to the West end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 22, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

NE 1/4 and SE 1/4, Sec 22, R10E, T 20S
Pima Co.

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

NE Corner WT5 is 1500 FT West of N-S Sec line of Sec 22/23 and is 1500 Ft South of east-west line of Sec 15/22 Projected

DATED AND POSTED on the ground this 28 day of October 2005

LOCATOR:

Roger Seabre

A claim map must be recorded.

12668 00518

CLAIM MAP

Lode (X)
Placer ( )



WT1
WT4
WT2
WT5
WT3
WT6
Water Tank

N

Scale: 1" = 2000'

1. The above map depicts the WT1 thru 6 mining claims which is located in Section(s) 32, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"x4', 4"x4"x4', 1¼" PVC pipe x4', 1½" PVC pipe x4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map. 12668 00519

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: BSB
DEPUTY RECORDER
0556 PE1
W
GLENN E MARTIN
11924 CENTAURUS PL
TUCSON AZ 85737

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET:
PAGE: 516
NO. OF PAGES: 2
SEQUENCE: 20052090107
10/27/2005
LOCATN 10:57
MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the WT 6 lode mining claim has been located by Roger Seabre, whose address is PO Box 4966 HC AZ 85616. The general course of this claim is east to west and it is situated in the waterman Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted -0- feet in a easterly direction to the east end line and 1500 feet in a westerly direction to the west end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 22, T. 20S, R. 10E G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

NE 1/4, Sec 22 T20S, R10E Pima Co.

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

NE Corner WT 6 is 1500 FT West of N-S Sec. line of 22/23 and is 2100 FT South of E-W Sec. line of 15/22 Projected

DATED AND POSTED on the ground this 26 day of October 2005

LOCATOR:

Roger Seabre

A claim map must be recorded.

12668 00516

2

CLAIM MAP

Lode (X)
Placer ( )


N
Water Tank

Scale: 1" = 2000'

1. The above map depicts the WT1 Thru 6 mining claims which is located in Section(s) 32, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"x4', 4"x4"x4', 1 1/4" PVC pipe x4', 1 1/2" PVC pipe x4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

12668 0517

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: MAS
DEPUTY RECORDER
5432 PE2
W
UNITED MINES INC
11924 N CENTAURUS PL
ORO VALLEY AZ 85737

DOCKET:	12870
PAGE:	273
NO. OF PAGES:	2
SEQUENCE:	20061590070
	08/17/2006
LOCATN	10:51
MAIL	
AMOUNT PAID	$ 10.00

THE SEAL OF PIMA COUNTY ARIZONA

AMC 3713389

12870 00273

LOCATION NOTICE FOR LODE MINING CLAIM

NOTICE IS HEREBY GIVEN that the Lib 5 lode mining claim has been located by UNITED MINES INC. whose current mailing address is 11924 N CENTAURUS PL, ORO Valley AZ 85737.

The general course of this claim is ____________ and it is situated in PIMA County, Arizona.

This claim is 1500' feet in length and 600' feet in width. This claim runs from the location monument on which this location notice is posted approximately 0 feet in a EASTERN direction to the EAST end line and 1500 feet in a Western direction to the West end line. This claim is marked by six monuments, one at each corner and one at the center of each end line of the claim.

The location monument on which this notice is posted is situated within Section 16, Township 20 S, Range 10 E, Gila Salt River Base and Meridian, Arizona and this claim encompasses portions of the following quarter section (s), section (s), Township (s) and Range (s) NE 1/4 + NW 1/4, of Sec 16, T20S, R10E Pima County.

Gila Salt River Base and Meridian, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows: North line of Lib 5 abuts E-W Sec Line 9/16 AND NE Corner of Lib 5 is 1500' West of Sec Corner 9/10 16/15

DATED AND POSTED on the ground this 1ST day of Aug, 2006.

2006 AUG 11 3

B.L.M. AZ STATE OFFICE
RECEIVED
PHOENIX, ARIZONA

LOCATOR (s)

Glenn E Muller for United Mines Inc.


Sec. 9
Sec. 8
Sec 10
Lode (X)
Placer ( )
Lib1
Lib2
Lib3
Lib4
Lib5
Lib6
Lib7
Lib8
Lib9
Lib10
Sec. Cor. Claims as Shown
Sec. 17
Sec 16
Sec. 15
N

AMC 373389

Scale: 1" = 2000'

1. The above map depicts the Lib 1thru10 mining claim, which is located in Section(s) 9&16, Township(s) 20S, Range(s) 10E, G&SRM, PIMA County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"x4', 4"x4"x4', 1 1/4" pvc pipe x 4', 1 1/2 pvc pipe x 4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

12870 00274

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: MAS
DEPUTY RECORDER
5432 PE2
W
UNITED MINES INC
11924 N CENTAURUS PL
ORO VALLEY AZ 85737

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 12870
PAGE: 275
NO. OF PAGES: 2
SEQUENCE: 20061590071
08/17/2006
LOCATN 10:51
MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE FOR LODE MINING CLAIM

NOTICE IS HEREBY GIVEN that the Lib 6 lode mining claim has been located by United Mines INC, whose current mailing address is 11924 N Centaurus PL ORO Valley Az 85737.

The general course of this claim is EAST TO West and it is situated in PIMA County, Arizona.

This claim is 1500 feet in length and 600 feet in width. This claim runs from the location monument on which this location notice is posted approximately 0 feet in a EASTERN direction to the EAST end line and 1500 feet in a Western direction to the West end line. This claim is marked by six monuments, one at each corner and one at the center of each end line of the claim.

AMC 313390

The location monument on which this notice is posted is situated within Section 16. Township 20 S, Range 10 E, Gila Salt River Base and Meridian, Arizona and this claim encompasses portions of the following quarter section (s), section (s), Township (s) and Range (s) NE 1/4 of Sec 16, T20S, R10E Pima County

Gila Salt River Base and Meridian, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:
Lib 6 ~~line~~ ABUTS Sec Line 9/16 EAST-West line + ~~North~~ NORTH EAST corner of Lib 6 is the Sec Corner 9|10 / 16|15

DATED AND POSTED on the ground this 1ST day of August, 2006.

B.L.M. AZ STATE OFFICE
RECEIVED
PHOENIX, ARIZONA

LOCATOR (s)
United Mines by Glen Martin

12870 00275

Lode (X)
Placer ( )



Sec. 8
Sec. 9
Sec/10
Lib1
Lib2
Lib3
Lib4
Lib5
Lib6
Lib7
Lib8
Lib9
Lib10
Sec. Cor. Claims as Shown
Sec. 17
Sec 16
Sec. 15
RECEIVED
B.L.M. AZ STATE OFFICE
2006 AUG -4 P 2:41
PHOENIX, ARIZONA
N

Scale: 1" = 2000'

1. The above map depicts the Lib 1thru10 mining claim(s) which is located in Section(s) 9&16, Township(s) 20S, Range(s) 10E G&SRM, PIMA County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"x4', 4"x4"x4', 1¼" pvc pipe x 4', 1½" pvc pipe x 4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

AMC 313390

1870 00276

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: MAS
DEPUTY RECORDER
5432 PE2
W
UNITED MINES INC
11924 N CENTAURUS PL
ORO VALLEY AZ 85737

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 12870
PAGE: 277
NO. OF PAGES: 2
SEQUENCE: 20061590072
08/17/2006
LOCATN 10:51
MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE FOR LODE MINING CLAIM

NOTICE IS HEREBY GIVEN that the Lib 7 lode mining claim has been located by United Mines INC, whose current mailing address is 11924 N CenTaurus PL, ORO Valley Az 85737.

The general course of this claim is EAST to WesT and it is situated in PIMA County, Arizona.

This claim is 1500 feet in length and 600 feet in width. This claim runs from the location monument on which this location notice is posted approximately 0 feet in a EASTern direction to the EAST end line and 1500 feet in a WesTern direction to the WesT end line. This claim is marked by six monuments, one at each corner and one at the center of each end line of the claim.

The location monument on which this notice is posted is situated within Section 16, Township 20 S, Range 10 E, Gila Salt River Base and Meridian, Arizona and this claim encompasses portions of the following quarter section (s), section (s), Township (s) and Range (s) NW1/4 + NE1/4 of Sec 16, T20S, R10E Gila Salt River Base and Meridian, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows: the North line of Lib 7 is 600 Ft South of E-W Sec Line 9/10 + EAST END LINE IS 1500 Ft West of N-S Se line 16|15 + ABUTS West line of Lib 8

DATED AND POSTED on the ground this Aug 1st day of Aug, 2006.

LOCATOR (s)

United Mines by Glen E Martin


Sec. 9
Sec. 8
Sec/10
Lode (X)
Placer ( )
Lib1 Lib2
Lib3 Lib4
Lib5 Lib6
Lib7 Lib8
Lib9 Lib10
Sec. Cor.
Claims as Shown
Sec. 17
Sec 16
Sec. 15
N

Scale: 1" = 2000'

1. The above map depicts the Lib 1 thru 10 mining claims which is located in Section(s) 9 & 16, Township(s) 20S, Range(s) 10E G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"x4', 4"x4"x4', 1¼" pvc pipe x 4', 1½" pvc pipe x 4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: MAS
DEPUTY RECORDER
5432 PE2

W
UNITED MINES INC
11924 N CENTAURUS PL
ORO VALLEY AZ 85737

DOCKET: 12870
PAGE: 279
NO. OF PAGES: 2
SEQUENCE: 20061590073
08/17/2006
LOCATN 10:51

MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE FOR LODE MINING CLAIM

NOTICE IS HEREBY GIVEN that the Lib 8 lode mining claim has been located by United Mines INC, whose current mailing address is 11924 N Centaurus PL. ORO Valley Az 85737.

The general course of this claim is EAST to WesT and it is situated in PIMA County, Arizona.

This claim is 1500 feet in length and 600 feet in width. This claim runs from the location monument on which this location notice is posted approximately 0 feet in a EAStern direction to the EAST end line and 1500 feet in a Western direction to the West end line. This claim is marked by six monuments, one at each corner and one at the center of each end line of the claim.

The location monument on which this notice is posted is situated within Section 16, Township 20 S, Range 10 E, Gila Salt River Base and Meridian, Arizona and this claim encompasses portions of the following quarter section (s), section (s), Township (s) and Range (s) NE 1/4 of Sec 16, T20S, R10E.
Gila Salt River Base and Meridian, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:
Lib 8 North line is 600' S of E-W Sec Line 9/16 and AButs N-S Sec line 16/15

DATED AND POSTED on the ground this 1ST day of August, 2006.

LOCATOR (s)
United Mines by Glenn E Martin

B.L.M. AZ STATE OFFICE
RECEIVED
2006 AUG -7 P 2:47
PHOENIX, ARIZONA

AMC 373392

12870 00279


Sec. 9
Sec. 8
Sec/10
Lode (X)
Placer ( )
Lib1
Lib2
Lib3
Lib4
Lib5
Lib6
Lib7
Lib8
Lib9
Lib10
Sec. Cor.
Claims as
Shown
Sec. 17
Sec 16
Sec. 15
N

Scale: 1" = 2000'

1. The above map depicts the Lib 1 thru 10 mining claims which is located in Section(s) 9 & 16, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"x4', 4"x4"x4', 1¼" pvc pipe x 4', 1½" pvc pipe x 4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

STATE OF ARIZONA }ss.
COUNTY OF PIMA

Witness my hand and Official Seal.

Indexed	Paged	Blotted

FORM 4-13

I hereby certify that the within instrument was filed for record in Pima County, State of Arizona.

RICHARD J. KENNEDY
County Recorder

By Sanden
Deputy

No. 80090

Book 6857 Page 568

Date: SEP - 1 '82 - 11 AM

Request of: Robert Lee Boyk

Fee: 500

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the L.C. 58 lode mining claim has been located by G.G. Burkhardt, whose address is 9100 Indian Hills Rd, Tucson, AZ 85715.

The general course of this claim is N. to S. and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Northerly direction to the North end line and 1500 feet in a Southerly direction to the South end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 25, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s). Section(s), Township(s), and Range(s):

SE 1/4, SW 1/4, Sec 25, T20S, R10E, Pima Co.

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

West side of claim abuts & is parallel to L.C. 57 & is 1800' East of N-S. Sec. Line 535/536, 535/536 & is 6000' North of T20S/T21S Line

DATED AND POSTED on the ground this 15th day of June, 19 82.

LOCATOR:

G.G. Burkhardt

6857 PAGE 568

STATE OF ARIZONA } ss.
COUNTY OF PIMA
Witness my hand and Official Seal.

Indexed	Paged	Blotted

FORM 443

I hereby certify that the within instrument was filed for record in Pima County, State of Arizona
RICHARD A. KENNEDY
County Recorder
By [signature]
Deputy

No. 80091
Book 6857 Page 570-571
Date: SEP - 1 '82 - 11 AM
Request of Robert Lee Boykin
Fee: 5.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the L.C. 59 lode mining claim has been located by G.G. Burkhardt, whose address is 9100 Indian Hills Rd. Tucson, Az 85715.
The general course of this claim is N. to S. and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Northerly direction to the North end line and 1500 feet in a Southerly direction to the South end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 25, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

SE 1/4, SW 1/4, Sec 25, T20S, R10E, Pima Co.
Approx
G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

West side abuts & is parallel to L.C. 58 & is
2400 East of North-South Section 25/26, 35/36
& is 6000' North of T20S / T21S line

DATED AND POSTED on the ground this 15th day of June, 19 82.

LOCATOR:

[signature]
G. Burkhardt

A MC 184839

B.L.M. ARIZONA STATE OFFICE '82

CLAIM MAP

Lode (X)
Placer ( )


R 10 E
R 11 E
Sec. Cor.
LC 37
LC 38
LC 39
LC 40
LC 41
LC 42
LC 43
LC 44
LC 45
LC 46
LC 47
LC 48
LC 49
LC 50
LC 51
LC 52
LC 53
LC 54
526
525
LC 55
LC 56
LC 57
LC 58
LC 59
LC 60
LC 61
LC 62
LC 63
N
1 2 3 4 5 6 7 8 9
Sec. Cor.
Sec. Cor
T20S
T20S

NOTE:
ONLY LC-58
LC-59
ARE CURRENTLY HELD BY
United Mines INC
ON This CLAIM MAP
Glenn C Martin
2/23/2009

Scale: 1" = 2000'

1. The above map depicts the LC 37 thru LC 63 mining claims which is located in Section(s) 25, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 2x2's, 2x4's, 2x6's, iron pipe, 4x4's, 4x6's

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

AMC 184781

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: JEB
DEPUTY RECORDER
2012 ROOD
W
G G BURKHARDT
9100 INDIAN HILLS RD
TUCSON AZ 85749

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 10905
PAGE: 1593
NO. OF PAGES: 3
SEQUENCE: 19981820582
10/20/98
LOCATN 15:18
MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the C-1 lode mining claim has been located by Glynn G. Burkhardt, whose address is 9100 Indian Hills Rd, Tucson, Ariz, 85749. The general course of this claim is East to West and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Easterly direction to the End (East) end line and 1500 feet in a Westerly direction to the West end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 25, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

NW 1/4, Sec. 25, T20S, R10E, Pima Co.,

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

All distances projected; 900' to N/S West side of Sec. 25 from W. End line of C-1. The South Side line of C-1 Abuts ¢ of S. 25 + Abuts #58 + #59

DATED AND POSTED on the ground this 15th day of September, 19 98.

LOCATOR:

G. Burkhardt
Glynn Burkhardt

RECEIVED
BUREAU OF
LAND MANAGEMENT
NOV 18 10 01 AM '98
ARIZONA
STATE OFFICE
PHOENIX, ARIZONA

10905 1593

3

CLAIM MAP

Lode (X)
Placer ( )

See Attached Map

↑
N

RECEIVED
BUREAU OF
LAND MANAGEMENT
NOV 18 10 01 AM '88
ARIZONA
STATE OFFICE
PHOENIX, ARIZONA

Scale: 1" = 1000'

1. The above map depicts the C-1 mining claim, which is located in Section(s) 25, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 1 1/4" PVC + 2"x4" all 4 1/2 h.

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

10905 1594


CERRO
COLORADO
4207'
1N
23
24
26
25
C-2
C-1
CERRO
COLORADO #1
Shaft
Shaft
Don Carlos
Cerro Colorado Wash
#58
Road
Arivaca
Silver
Shield
26
25
35
36
Colorado
Clark
Mina
del
Tajo
(Puertecitos)
Arizona
25
36
Arivaca 7 mi.
1" = 1000'
0
2000
FEET

10905 1598

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: JEB
DEPUTY RECORDER
2012 ROOD

W
G G BURKHARDT
9100 INDIAN HILLS RD
TUCSON AZ 85749

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 10905
PAGE: 1596
NO. OF PAGES: 3
SEQUENCE: 19981820583
10/20/98
LOCATN 15:18

MAIL

AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the C-2 lode mining claim has been located by Glynn G. Burkhardt, whose address is 9100 Indian Hills Rd, Tucson, ARIZ, 85749. The general course of this claim is East to West and it is situated in the CERRO Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Easterly direction to the East end line and 1500 feet in a Westerly direction to the West end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 25, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

NW¼, Sec. 25, T20S, R10E, Pima Co.

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

All distances projected; 900' to N/S West Side of Sec. 25 from W. End line of C-2. The South side line of C-2 is 600' North of ¢ of S. 25 to pts Cl.

DATED AND POSTED on the ground this 15th day of September, 19 98.

LOCATOR:

[signature]
G. G. Burkhardt

RECEIVED
BUREAU OF
LAND MANAGEMENT
NOV 18 10 01 AM '98
ARIZONA
STATE OFFICE
PHOENIX, ARIZONA

10905 1596

3

CLAIM MAP

Lode (X)
Placer ( )

See Attached
Map

↑
N

RECEIVED
BUREAU OF
LAND MANAGEMENT
Nov 18 10 01 AM '98
ARIZONA
STATE OFFICE
PHOENIX ARIZONA

Scale: 1" = 1000'

1. The above map depicts the C-2 mining claim, which is located in Section(s) 25, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 1¼ PVC pipe x 4½' L., Also 2"x4"x4½'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

10905 1597


CERRO
COLORADO
4207'
N
23
24
26
25
24
25
To Tucson 50 mi.
CERRO
COLORADO #1
C-2
C-1
Shaft
Shaft
Don Carlos
Cerro Colorado Wash
#58
#58
Road
Arivaca
Silver
Shield
26
25
25
35
36
36
Mina
del
Tajo
(Puertecitos)
Arizona
Colorado
Clark
Arivaca 7 mi.
1" = 1000'
0
2000
FEET

10905 1595



F. ANN RODRIGUE[illegible] RECORDER
RECORDED BY: RM[illegible]
DEPUTY RECORDER
1943 ROOF
W
GLYNN G BURKHARDT
9100 E INDIAN HILLS RD
TUCSON AZ 85749

DO[illegible]: 11007
PA[illegible]: 2259
NO. OF PAGES: 2
SEQUENCE: 19990530841
03/19/1999
LOCATN 16:43

MAIL

AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the C-3 lode mining claim has been located by Glynn G. Burkhardt, whose address is 9100 Indian Hills Rd, Tucson, Ariz., 85749. The general course of this claim is North to South and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Northerly direction to the North end line and 1500 feet in a Southerly direction to the South end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 25, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

SW 1/4, S25 T20S, R10E, Pima Co., G&SRB&M, Arizona
G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

N.W. Cor. abuts on 1/4 Cor. S26/S25 & parallel to Sec. Line (N-S).

DATED AND POSTED on the ground this 15th day of February, 19 99.

LOCATOR:

[signature]

A claim map must be recorded. See page 77.

CLAIM MAP

Lode (X)
Placer ( )



526/525
1/4 COR.
C3
C4
526
525
N

Scale: 1" = 1000'

1. The above map depicts the C-3 mining claim, which is located in Section(s) 25, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 1¼" PVC pipe capped, 2"x4"s, 4"x4"s

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

F. ANN RODRIGUEZ RECORDER
RECORDED BY: RMr
DEPUTY RECORDER
1943 ROOF
W
GLYNN G BURKHARDT
9100 E INDIAN HILLS RD
TUCSON AZ 85749

DOCKET: 11007
PAGE: 2261
NO. OF PAGES: 2
SEQUENCE: 19990530842
03/19/1999
LOCATN 16:43
MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the C-4 lode mining claim has been located by Glynn G. Burkhardt, whose address is 9100 Indian Hills Rd, Tucson, Ariz, 85749. The general course of this claim is North & South and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500' feet in length and 600' feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Northerly direction to the North end line and 1500 feet in a Southerly direction to the South end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 25, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

SW 1/4, S25, T20S, R10E, Pima Co,

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

N.W. COR. IS 600' East of 1/4 COR. S/25 - S/26, and parallel & abuts E line (N-S) C-3

DATED AND POSTED on the ground this 15th day of February, 1999.

LOCATOR:

[signature]

A claim map must be recorded. See page 77

APR 5 10 07 AM '99
RECEIVED
BUREAU OF LAND MANAGEMENT
[illegible]

11007 2261

CLAIM MAP

Lode (X)
Placer ( )


S26/25
1/4 COR.
C3
C4
S26
S25
N

APR 5 10 07 AM '93

Scale: 1" = 1000'

1. The above map depicts the C-4 mining claim, which is located in Section(s) 25, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 1 1/4" PVC pipe Capped, 2"x4"'s, 4"x4"'s

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

F. ANN RODRIGUEZ RECORDER
RECORDED BY: RMY
DEPUTY RECORDER
1943 ROOF
W
GLYNN G BURKHARDT
9100 E INDIAN HILLS RD
TUCSON AZ 85749

DOCKET: 11007
PAGE: 2263
NO. OF PAGES: 2
SEQUENCE: 19990530843
03/19/1999
LOCATN 16:43

MAIL

AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the C-5 lode mining claim has been located by Glynn G. Burkhardt, whose address is 9100 Indian Hills Rd., Tucson, Ariz, 85749. The general course of this claim is N-S. and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Northerly direction to the North end line and 1500 feet in a Southerly direction to the South end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 36, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

NW 1/4 S 36, T20S, R10E, G&SRBM, Pima Co.,

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

N.E. COR. of C-5 is 600' west of 1/4 COR S 35/36

DATED AND POSTED on the ground this 15th day of February, 19 99.

LOCATOR:

[signature]

A claim map must be recorded. See page 77.

11007 2263

CLAIM MAP

Lode (X)
Placer ( )



525
C5
C6
526
N

Scale: 1" = 1000'

1. The above map depicts the C5 mining claim, which is located in Section(s) 36, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 1 1/4" PVC pipe capped, 2x4"s, 4x4"s all by 4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

F. ANN RODRIGUEZ RECORDER
RECORDED BY: RMY
DEPUTY RECORDER
1943 ROOF

W
GLYNN G BURKHARDT
9100 E INDIAN HILLS RD
TUCSON AZ 85749

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 11007
PAGE: 2265
NO. OF PAGES: 2
SEQUENCE: 19990530844
03/19/1999
LOCATN 16:43

MAIL

AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the C-6 lode mining claim has been located by Glynn G. Burkhardt, whose address is 9100 Indian Hills Rd., Tucson, Ariz. 85749. The general course of this claim is N.-S. and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Northerly direction to the North end line and 1500 feet in a Southerly direction to the South end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 26, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

NW 1/4, S26, T20S, R10E, G&SRM, Pima Co,

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

The N.E. COR. of C-6 abuts 1/4 COR. of S25 & S26).

DATED AND POSTED on the ground this 15th day of February, 1999.

LOCATOR:

[signature]

A claim map must be recorded. See page 77

CLAIM MAP

Lode (X)
Placer ( )



525
C5
C6
N
535
536

Scale: 1" = 1000'

1. The above map depicts the C-6 mining claim, which is located in Section(s) 36, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 1¼" PVC pipe capped, 2"x4"'s, 4"x4"'s, all x4'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

RECORDED BY: DSC
DEPUTY RECORDER
1212 ROOD
W
GLYNN BURKHARDT
9100 INDIAN HILLS RD
TUCSON AZ 85749

THE SEAL PIMA COUNTY ARIZONA

PAGE: 1498
NO. OF PAGES: 2
SEQUENCE: 19990570573
03/25/1999
LOCATN 15:55

MAIL

AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the C-7 lode mining claim has been located by Glynn G. Burkhardt, whose address is 9100 Indian Hills Rd., Tucson, Ariz., 85749.
The general course of this claim is E. to W., and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Easterly direction to the East end line and 1500 feet in a Westerly direction to the West end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 25, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

S.W. 1/4, S25, T20S, R10E, Pima Co.

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

N-S Section Line (E. Side) of S26 abuts + parallels the N-S (West) Side of this claim - S. line of C-7 parallels + is S. 100' of Sidline C-8

DATED AND POSTED on the ground this 25th day of March, 1999.

LOCATOR:

[signature]

1498

CLAIM MAP


Lode (X)
Placer ( )
S26
S25
C-7
C-8
C-9
S35
S36
N

Scale: 1" = 1000'

1. The above map depicts the C-7 mining claim, which is located in Section(s) 25, Township(s) 20S, Range(s) R10E G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 1¼" Capped PVC pipe X5'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

11011 1499

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: DSC
DEPUTY RECORDER
1212 ROOD
W
GLYNN BURKHARDT
9100 INDIAN HILLS RD
TUCSON AZ 85749

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 11011
PAGE: 1500
NO. OF PAGES: 2
SEQUENCE: 19990570574
03/25/1999
LOCATN 15:55
MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the C-8 lode mining claim has been located by Glynn G. Burkhardt whose address is 9100 Indian Hills Rd, Tucson, Ariz., 85749. The general course of this claim is E. to W. and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Easterly direction to the East end line and 1500 feet in a Westerly direction to the West end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 25, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

S. W. 1/4, S 25, T20S, R10E, G&SRBM, Pima Co.,

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

The N-S (East) End line abuts & parallels 1/4 line of Sec 25 — The E-W (South) End line abuts & parallels E-W (South) line of S-25/S-36

DATED AND POSTED on the ground this 25th day of March, 19 99.

LOCATOR:

[signature]

CLAIM MAP

Lode (X)
Placer ( )


S26
S25
C-7
C-8
C-9
S35
S36
N

Scale: 1" = 1000'

1. The above map depicts the C-8 mining claim, which is located in Section(s) 25, Township(s) 20S, Range(s) R10E G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 1¼" capped PVC pipe X5'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: DSC
DEPUTY RECORDER
1212 ROOD
W
GLYNN BURKHARDT
9100 INDIAN HILLS RD
TUCSON AZ 85749

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 11011
PAGE: 1502
NO. OF PAGES: 2
SEQUENCE: 19990570575
03/25/1999
LOCATN 15:55
MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the C-9 lode mining claim has been located by Glynn G. Burkhardt, whose address is 9100 Indian Hills Rd, Tucson, Ariz, 85749. The general course of this claim is E to W. and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Easterly direction to the East end line and 1500 feet in a Westerly direction to the West end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 25, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

S.E. 1/4 Sec of S25, T20S, R10E., Pima Co.,

G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

The West End line of this claim (N-S line) abuts & parallels N-S 1/4 line S25 The South line abuts and parallels E.W. S25 - S36 line

DATED AND POSTED on the ground this 25th day of March, 1999.

LOCATOR:

[signature]

A claim map must be recorded. See page 77.

CLAIM MAP

Lode (X)
Placer ( )



526
525
C-7
C-8
C-9
535
536
N
APR 20 10 52 AM '99

Scale: 1" = 1000'

1. The above map depicts the C-9 mining claim, which is located in Section(s) 25, Township(s) 20S, Range(s) R10E G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 1¼" Capped PVC pipe X5'

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.

RECORDED BY: J V
DEPUTY RECORDER
4437 PE3
W
GLYNN G BURKHARDT
9100 EAST INDIAN HILL RD
TUCSON AZ 85749

DOCKET: 12405
PAGE: 2851
NO. OF PAGES: 2
SEQUENCE: 20041970505
10/12/2004
LOCATN 16:42
MAIL
AMOUNT PAID $ 10.00

THE SEAL OF PIMA COUNTY ARIZONA

Glynn G. Burkhardt
9100 East Indian Hill Road
Tucson, AZ 85749

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the SH1 lode mining claim has been located by Glynn G. Burkhardt, whose address is 9100 East Indian Hill Road, Tucson, AZ 85749. The general course of this claim is East to West and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1,500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 1,500 feet in a Westerly direction to the West end line and 0 feet in a Easterly direction to the East end line. The claim boundaries are marked by six monuments, one at each end corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 17, T. 20 S., R.10 E., Gila & Salt River Meridian, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s) SE 1/4, Sec. 17, T.20 S., R.10 E., Pima County, Gila & Salt River Meridian, Arizona.

The locality of this claim with reference to some natural object or permanent monument and any additional information concerning it's locality is as follows: The N.E. corner of the SH 1 mining claim is 2356 ft north of the common corners of Sections 17 | 16
20 | 21
projected, Pima County, G&SRM, Arizona.

DATED AND POSTED on the ground this 9th day of OCT 2004.

LOCATOR:
Glynn G Burkhardt

RECEIVED
B.L.M. AZ STATE OFFICE
2005 JAN -4 P 2:46
PHOENIX, AZ

AMC 364073

DOCUMENTS AND MAPS BY: PIERCE TECHNICAL SERVICES, TUCSON, ARIZONA (520)207-6708

2

CLAIM MAP

Placer ( ) Lode (X)


8
9
17
16
600 FT
Seco
SH2
1500 FT
SH1-NE corner is 2356' North of
Sec 17 | 16 sec line
20 | 21
1500 FT
Silver Hill Mine
17
(SH3)
16
(SH5)
SH1
Silver Hill
(SH4)
2356 FT (proj)
N
600 FT
17
16
20
21
Arroyo Seco

Scale: 1 inch = 1200 feet

1. The above map depicts the SH1, SH2 mining claims, which are located in Section(s) 17, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.
2. Type of corner and location monuments used are as follows: wooden posts, steel pipe and plastic pipe all 1½ to 4 inches in diameter or square.
3. The bearings and distances between claim corners are as depicted on the above map.

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: C
DEPUTY RECORDER
4437 PE3
W
GLYNN G BURKHARDT
9100 EAST INDIAN HILL RD
TUCSON AZ 85749

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 12405
PAGE: 2853
NO. OF PAGES: 2
SEQUENCE: 20041970506
10/12/2004
LOCATN 16:42
MAIL
AMOUNT PAID $ 10.00

Glynn G. Burkhardt
9100 East Indian Hill Road
Tucson, AZ 85749

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the SH2 lode mining claim has been located by Glynn G. Burkhardt, whose address is 9100 East Indian Hill Road, Tucson, AZ 85749. The general course of this claim is North to South and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1,500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 1,500 feet in a Northerly direction to the North end line, and 0 feet in a Southerly direction to the South end line. The claim boundaries are marked by six monuments, one at each end corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 17, T. 20 S., R.10 E., Gila & Salt River Meridian, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s) SE 1/4 & NE 1/4, Sec. 17, T.20 S., R.10 E., Pima County, Gila & Salt River Meridian, Arizona.

The locality of this claim with reference to some natural object or permanent monument and any additional information concerning it's locality is as follows: The S.E. corner of the SH 2 mining claim is 2356 ft North and 1500 ft West of the common corners of Sections 17 | 16 / 20 | 21 projected, Pima County, G&SRM, Arizona.

DATED AND POSTED on the ground this 9th day of Oct 2004.

LOCATOR:
Glynn G Burkhardt

RECEIVED
B.L.M. AZ STATE OFFICE
2005 JAN -4 P 2:46
PHOENIX, AZ

AMC 364074

DOCUMENTS AND MAPS BY: PIERCE TECHNICAL SERVICES, TUCSON, ARIZONA (520)207-6700

CLAIM MAP

Placer ( )

Lode (X)


8
9
17
16
600 FT
SH2
1500 FT
Seco
SH1-NE corner is 2356' North of Sec 17 | 16 sec line
20 | 21
1500 FT
Silver Hill Mine
(SH3)
17
16
(SH5)
SH1
Silver Hill
(SH4)
2356 FT (p-o)
N
600 FT
17
16
20
21
Arroyo Seco

Scale: 1 inch = 1200 feet

1. The above map depicts the SH1, SH2 mining claims, which are located in Section(s) 17, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.
2. Type of corner and location monuments used are as follows: wooden posts, steel pipe and plastic pipe all 1½ to 4 inches in diameter or square.
3. The bearings and distances between claim corners are as depicted on the above map.

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: BAT
DEPUTY RECORDER
1971 RO30
W
COBRE VALLEY LIMITED LIABILITY
9100 E INDIAN HILLS RD
TUCSON AZ 85749

THE SEAL OF PIMA COUNTY ARIZONA

DOCK: 10981
PAG: 1206
NO. OF PAGES: 2
SEQUENCE: 19990270627
02/10/1999
NOTICE 15:31
MAIL
AMOUNT PAID $ 10.00

LOCATION NOTICE
(Lode)

NOTICE IS HEREBY GIVEN that the Waterman #1 lode mining claim has been located by Glynn G. Burkhard whose address is 9100 Indian Hills Rd., Tucson, Ariz. 85749. The general course of this claim is East to West and it is situated in the Cerro Colorado Mining District, Pima County, Arizona.

This claim is 1500 feet in length and 600 feet in width. The claim runs from the location monument on which this notice is posted 0 feet in a Easterly direction to the East end line and 1500 feet in a Westerly direction to the West end line. The claim boundaries are marked by six monuments, one at each corner and one at the center of each end line of the claim. The location monument on which this notice is posted is situated within Section 22, T. 20S, R. 10E, G&SRM, Arizona, and this claim encompasses portions of the following quarter section(s), Section(s), Township(s), and Range(s):

South west Quarter of Sec 22, T20S, R10E, Pima Co, Ariz.
G&SRM, Arizona.

The locality of this claim with reference to some natural object or permanent monument and additional information (if any) concerning its locality are as follows:

The West End line (N-S) is 1200' from N-S Section Line 21, 22. The South Line (E-W) is 500 feet North of Sec 21/28, 22/27

DATED AND POSTED on the ground this 1st day of January, 19 99.

LOCATOR:

RECEIVED BUREAU OF LAND MANAGEMENT
MAR 8 10 37 PM '99
ARIZONA STATE OFFICE PHOENIX, ARIZONA

A claim map must be recorded. See page 77.

CLAIM MAP

Lode (X)
Placer ( )



Waterman #7
1200'
500'
21
22
28
27
N

RECEIVED
BUREAU OF LAND MANAGEMENT
MAR 8 10 37 PM '99
ARIZONA STATE OFFICE
PHOENIX, ARIZONA

Scale: 1" = 1000'

1. The above map depicts the Waterman #7 mining claim, which is located in Section(s) 22, Township(s) 20S, Range(s) 10E, G&SRM, Pima County, Arizona.

2. Type of corner and location monuments used are as follows: 2"x4"s, 4"x4"s, 1¼ PVC pipe

3. The bearings and distances between claim corners are as depicted on the above map.

Instructions:

(i) If the land is surveyed, a corner of the claim or group of contiguous claims must be tied by course and distance to a monument of the public land survey; if the land is unsurveyed, a corner must be tied by course and distance to an established survey monument of a United States Government agency or a United States Mineral Monument; if no such monuments are available, a corner must be tied by course and distance to some prominent natural object or other permanent monument as shown on the map.

(ii) A north arrow, the scale and the bearings and distances between corners must be shown on the map.

(iii) The map must be no larger than 8½" by 14" and the scale must be no more than 1 inch equals 2,000 feet.

(iv) If the claim is a placer with exterior limits conforming to legal subdivisions of the public lands survey, the legal description may be used in place of the information required by item (i) and the bearings and distances between corners need not be provided.